SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   Form 8-K/A

                                (Amendment No.1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):    October 8, 1998
                                                           ---------------------

                       Continental Investment Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-3743                                       58-0705228
------------------------------------        ------------------------------------
     (Commission File Number)               (IRS Employer Identification Number)

           10254 Miller Road, Dallas, TX                         75238
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)

                                 (214) 691-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

FORWARD-LOOKING STATEMENTS

         This Report contains forward-looking statements that involve risks and uncertainties that could cause results of operations or financial condition of Continental Investment Corporation to differ materially from those expressed or implied by the forward-looking statements. These risks include uncertainties attendant to bankruptcy proceedings, probable inaccuracy of prior published financial information about the Registrant and its subsidiaries, the uncertainties of litigation, a lack of certainty as to the amounts that can be realized on sales of certain of the company's assets, and the long-term effects of the bankruptcy reorganization on the operations of the Registrant and its subsidiaries.

    Item 3 of this Form 8-K is amended to read in its entirety as set below:

Item 3.  Bankruptcy or Receivership.

         On January 13, 1999, the Registrant was placed in an involuntary reorganization proceeding under Chapter 11 of the U. S. Bankruptcy Code. The case was brought in the U. S. Bankruptcy Court for the Northern District of Georgia (Atlanta) (Case No. 99-60676). Upon request of the Registrant, on March 19, 1999, the case was transferred to the U. S. Bankruptcy Court for the Northern District of Texas, Dallas Division. On December 6, 1999, the Registrant consented to the entry of an Order for Relief pursuant to Chapter 11 of the U.
S. Bankruptcy Code without consenting to the claims of the petitioning creditors.

         On February 10, 2000, the U. S. Bankruptcy Court for the Northern District of Texas, Dallas Division (Case No. 99-32947-RCM-11) entered an Order Confirming Debtor's Plan of Reorganization (the "Confirmation Order"). Attached to the Confirmation Order was a Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code Dated December 6, 1999 (the "Disclosure Statement") including Debtor's Plan of Reorganization Dated December 6, 1999 (the "Plan of Reorganization"). Copies of the Confirmation Order, the Disclosure Statement and the Plan of Reorganization are attached as exhibits to this report. See Item 7.

         Summarization of Plan

         In accordance with the Order of Confirmation entered by the Court, the Confirmation Date for the Plan of Reorganization was February 10, 2000, and the Effective Date of the Plan of Reorganization will be sixty (60) days after the Order of Confirmation becomes final and any appeal from that order is dismissed. The Plan of Reorganization addresses thirteen (13) classes of "allowed claims."1

---------------------
1 Generally, "allowed claims" are claims that first the claimant timely filed with the Bankruptcy Court or the Registrant listed on its schedule of creditors filed with the court as not being disputed, contingent or unliquidated as to amount. Second, a claim that has been filed or listed on a schedule will only be "allowed" if no objection is filed with the Bankruptcy Court or the court disallows the objection. The complete definition of "allowed claims" is contained in Section 13.2 of the Plan of Reorganization. See Item 7.

         A summary of the disposition of the thirteen (13) classes of allowed claims set forth below:

                  Class 1 (Administrative Claims) will be paid in cash and in full on the Effective Date of this Plan to the extent not otherwise paid prior to confirmation of the Plan of Reorganization. The Debtor is required to continue to make quarterly payments to the U.S. Trustee and may be required to file post-confirmation operating reports until its case is closed.

                  Class 2 (Tax Claims) shall be satisfied. Tax creditors may also be paid in full on the Effective Date or upon the sale of property in which they claim a lien at the time of sale. The taxing authorities shall retain their liens, if any, to secure their tax claims until paid in full as called for by the Plan of Reorganization.

                  Class 3 (Mortgage Claims) shall be satisfied by the continuing monthly payments of principal and interest as originally called for by the terms of the loan documents.

                  Class 4 (GAP Period Claims) As to the allowed amounts, these claims shall be satisfied in full on the later of the Effective Date or the date the claim is otherwise due or becomes an allowed claim. "GAP Period Claims" were claims incurred between January 13, 1999, the date of filing of the involuntary petition against the Registrant, and December 6, 1999, the date the Registrant consented to relief under Chapter 11 of the Bankruptcy Code.

                  Class 5 (Priority Board Claims) shall be satisfied in full on the later of the Effective Date or the date the claim is otherwise due or becomes an allowed claim. These claims shall be satisfied by the Registrant's issuance of shares of common stock to these directors. These are certain claims of the Registrant's directors entitled to priority under Section 507(a) of the U.S. Bankruptcy Code.

                  Class 6 (Rahr Creditor  Claims) shall be satisfied as follows:
                  The allowed claims of Stewart Rahr (including all claims for reimbursement of litigation expenses and shareholder claims) shall be satisfied through his receipt of an additional 10% of the total pooled litigation proceeds (pooled for allocation purposes only) under the Litigation Agreement (defined below) between the Registrant and Stewart Rahr. By this exchange, the Registrant's common stock held by Mr. Rahr would be released and/or extinguished.

                  Class 7 (Trade Creditor Claims) shall be paid in full on the later of the Effective Date or the date the claim is otherwise due or becomes an allowed claim.

                  Class 8 (General Creditor Claims) shall be paid in full upon the later of the Effective Date or the date each such claim becomes an allowed claim.

                  Class 9 (Guarantee Creditor Claims) shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an allowed claim.

                  Class 10 (Indemnification Creditor Claims) shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an allowed claim.

                  Class 11 (Sterritt Entity Claims) shall receive nothing under this Plan.

                  Class 12 (Equity Interest Holder Claims) shall receive new stock certificates from the Registrant for the same number of shares of stock held in the Registrant as of the Confirmation Date. The old Registrant stock certificates must be surrendered by the shareholders to the Registrant. This group does not include any of the Sterritt Entities.

                  Class 13 (Sterritt Entity Equity Interest Holder Claims) shall receive nothing under the Plan of Reorganization and must surrender their stock certificates to the Registrant for cancellation.

         The total cash amounts of allowed claims for each class of non-equity claims as of the Confirmation Date are shown below:

         Class 1  (Administrative Claims)                     $100,000 2
         Class 2  (Tax Claim)                                  $13,741
         Class 3  (Mortgage Claims)                            $11,192
         Class 4  (GAP Period Claims)                          $55,705
         Class 5  (Priority Board Claims)                     $350,000 3
         Class 6  (Rahr Creditor Claims)                      $383,984 4
         Class 7  (Trade Creditor Claims)                      $85,403
         Class 8  (General Creditor Claims)                   $518,654
         Class 9  (Guarantee Creditor Claims)                 $161,953
         Class 10 (Indemnity Creditor Claims)             Unliquidated
         Class 11 (Sterritt Entity Claims)                    $504,701 5
                                                             --------
                                    TOTAL                   $2,185,333
                                                             =========


-------------------
2 Estimated as of the Confirmation Date.

3 The Plan of Reorganization states that the Registrant's directors will receive shares of the Registrant's common stock in lieu of a cash payment for these claims. The number of shares to be issued has yet to be determined.

4 Mr. Rahr has agreed to relinquish these claims.  See Item 5.

5 The Plan of Reorganization provides that these claimants will receive nothing.

         The amounts reflected above were shown on the Summary of Schedules filed by the Registrant in its Chapter 11 case on December 6, 1999. Many of these amounts are disputed and have subsequently changed. Also, the payments shown are not presented consistent with generally accepted accounting principles. Any allowed claims will be paid as indicated above.

         Assets

         In addition, the Registrant's Plan of Reorganization disclosed a number of assets. The Registrant is in the process of determining if some or all of these assets were improperly recorded on its books and records. See Item 5. The Plan of Reorganization estimated a liquidation value of $2.0 million for all of the Registrant's assets (other than claims in litigation). Estimated liquidation value does not necessarily reflect the value that should be recorded on the Registrant's books under generally accepted accounting principles or the value that the Registrant will receive from the assets in the course of the Registrant's operations or from a sale in an ordinary manner.

         The Registrant's claims in litigation were indicated to have an unknown value. Eighty-five percent (85%) of any amounts recovered on these claims has been assigned to a former shareholder. See Item 5.

         The assets and the estimated liquidation values shown in the Schedules to the Plan of Reorganization, as of December 6, 1999, were:

Cash                                                               $5,800
Escrow Funds                                                         $840
Furniture and Office Equipment                                       $500
Real Property
     -Ben Hill Site Atlanta, Georgia6                          $1,600,000
     -Ellis County, Texas                                         $25,000
Notes receivable from Swan Financial                                  -0-
Investment in the stock of WasteMasters, Inc.                    $100,000
Note receivable from WasteMasters, Inc.                               -0-
Investments in and receivables from four subsidiaries:
     -Continental Technologies, Inc. (a Delaware corporation) $200,000 -Continental Technologies Corporation of Georgia
     (a Georgia corporation)                                          -0-
     -FIBER-SEAL Franchise Corporation (a Delaware corporation)       -0-
     -FIBER-SEAL Holdings, Inc. (a Texas corporation)            $100,000
Adversary claims in litigation                                    Unknown
                                                                  -------
                                            TOTAL              $2,032,140
                                                                =========

         The amounts shown here were liquidation values estimated as of December 6, 1999. Estimated liquidation values may differ from market value or book value computed in accordance with generally accepted accounting principles, and these differences may be material.


--------------------
6 See Item 5 for updated information regarding this property.

         Information regarding the estimated values of assets and estimated amounts of liabilities of the Registrant is furnished in accordance with the Instructions to Form 8-K. The Registrant makes no representation as to the accuracy of those estimates, and no attempt has been made by the Registrant to update any or all of these estimates. Investors should also see the information in Item 5 on the probable inaccuracy of the Registrant's earlier financial statements and other disclosures.

         Equity Claims of Sterritt Entities

         As  noted  above,   the  Plan  of   Reorganization   provided  for  the
cancellation of shares of the Registrant's common stock held by the Sterritt Entities. The Plan identifies the following persons as "Sterritt Entities":

R. Dale Sterritt, Jr.                      Richard D. Sterritt, Sr.

Edward W. Roush, Jr.                       Malcolm M. Kelso

Roush, Inc. d/b/a Kelso & Roush, Inc.      Hopo Investments, L. C.

Freddie Joe Royer, Jr.                     Larry Wayne Sterritt

Sarah Sterritt                             Robyn Ann Straza-Sterritt

Richard Straza                             Susan Lale

Sterritt Properties, Inc.                  20th Century Holdings, Inc.

Suresh Chainani                            Kanayo Wadhwani

Dresco Investments, Inc.                   Woodland Ventures, Inc.

Swan Financial Services, Inc.              Nikko Trading of America Corporation

Atremo Holdings, Inc., S.A.                Wallenberg Financial, Inc., S.A.

Greg Wiggins                               Scott Bush

Orison Financial, Inc.                     American Recycling & Management Corp.

Robert D'Agostino                          John  Marshall  Law School, Inc., the
                                           Center of Shareholders Rights

Waste Ventures, Inc.                       20th Century Partners, Inc

And any and all other persons acting in concert with any of the above and foregoing persons.

                     * * * * * * * * * * * * * * * * * * * *

         The Registrant has identified  6,060,337 shares of common stock as held
by  persons  who  are  Sterritt  Entities.   In  accordance  with  the  Plan  of
Reorganization, all 6,060,337 shares have been cancelled.

         There are several lawsuits pending against a number of the Sterritt Entities and certain professionals formerly retained by the Registrant. In some of these lawsuits, the Registrant is a plaintiff. These lawsuits allege a number of unlawful and fraudulent activities by the defendants named in those cases.

         Stewart Rahr

         As described below in Item 5, Stewart Rahr and the Registrant have worked together in certain litigation. As a part of this litigation, they executed the Litigation Agreement (defined below) and the Agreement Regarding Treatment of Claims (also defined below). In the Agreement Regarding Treatment of Claims, Mr. Rahr agreed to the terms of the Plan of Reorganization providing that his claims as a creditor and a shareholder would be exchanged for an additional 10% of the proceeds of the litigation described in the Litigation Agreement. In other words, Mr. Rahr's 1,662,953 shares of the Registrant's common stock were cancelled (along with other cash claims) in exchange for increasing his share of any proceeds received from the two lawsuits described in the Litigation Agreement to eighty-five percent (85%).

         Stock Certificates and Trading

         The Registrant has begun mailing letters to its shareholders notifying them of the changes in the stock provided under the Plan of Reorganization described herein and included as an exhibit in Item 7. Under the procedures the Registrant has established, stock certificates currently held by "allowed shareholders" will be cancelled and exchanged share-for-share for new stock certificates representing the Registrant's Common Stock. If the old stock certificate is returned to the Registrant by September 29, 2000, it shall bear the expense of issuing a single new stock certificate representing all of the shareholder's holdings of Common Stock.

         In order to accomplish the foregoing, trading in the old stock certificates will end on the close of trading on a date to be designated. After that date, only the new stock certificates representing the Common Stock will trade. Beginning on the next trading date, the Registrant's Common Stock will trade under a new trading symbol, and the Common Stock will be represented by the new stock certificates. At present, the new symbol has not been assigned by the National Association of Securities Dealers, Inc.

    Item 5 of this Form 8-K is amended to read in its entirety as set below:

Item 5.  Other Events.

         Probable Inaccuracy of Certain Previously-Published Financial Statements and Other Disclosures. Facts have come to the attention of the Registrant's management that call into question the accuracy of financial statements and other disclosures published by the Registrant for the period beginning January 1, 1996 through September 30, 1998. In particular, management believes that these financial statements are likely to reflect assets and transactions that were recorded using valuations that arose from undisclosed related party transactions or transactions designed to defraud the Registrant and its shareholders or that were otherwise valued or recorded in a manner inconsistent with generally accepted accounting principles. Therefore, it is probable that the Registrant's published financial condition, results of operations and other information (both audited and unaudited) for this period were materially inaccurate. On or about March 10, 1999, the Registrant issued a press release on this topic. This press release is an exhibit to this report. See Item 7.

         In light of the circumstances described in this report, the Registrant has not published any financial information for periods beginning on or after October 1, 1998.

         Following the confirmation of the Registrant's Plan of Reorganization, management and representatives of Belew Averitt LLP, the Registrant's independent auditors, have begun reviewing the Registrant's books and records so that accurate financial information about the Registrant can be published.

         Many of the facts and allegations that cause management to question the accuracy of the Registrant's statements for the January 1, 1996 to September 30, 1998 financial periods are also the subject of the litigation described below.

         In addition, the Registrant's believes that prior statements relating to the Atlanta Quarry Site may be inaccurate. This property was also been referred to as the "Ben Hill Site." The site consists of over 200 acres that include approximately 20 acres on which a granite quarry was operated until 1993.

         Notwithstanding prior disclosures to the contrary, the Registrant believes that there is doubt as to the suitability for solid waste disposal, landfill, waste transfer or other similar operations at the Ben Hill site.

         Site feasibility studies for the potential development of the Ben Hill site for waste disposal operations are presented in two reports prepared for the Registrant by independent engineering firms, a 1993 report and a 1999 report. These two studies reveal numerous risk factors that must be considered for any development of the Ben Hill site for purposes of waste disposal operations.

         The engineer who prepared the report in 1993 also testified at the trial in the Sterritt Litigation (defined below) that the Company's public disclosures in the periods following the preparation of the 1993 report materially misrepresented the conclusions stated in that report. These earlier disclosures pointed to this report as concluding that the site was suitable for specific landfill purposes. In fact, the 1993 report (which was a preliminary report) did not include these conclusions.

         Also, statements in the Registrant's pleadings and filings with the Bankruptcy Court (some of which are attached as exhibits to this report) that are inconsistent with the preceding paragraph must be disregarded.

         Litigation Involving Directors and Preliminary Injunction of Certain Persons From Acting As Corporate Directors. On September 24, 1998, the Company's Board of Directors voted to remove R. Dale Sterritt, Jr. as Chairman of the Board of the Company. The directors of the Company at the that time were Mr. Sterritt, Martin G. Blahitka, Robert D. Luna and J. B. Morris. This action was taken after the board members received detailed information and allegations concerning improper and potentially unlawful conduct by Mr. Sterritt and other persons acting in concert with him.

         Shortly thereafter, Mr. Sterritt attempted to convene and conduct a special meeting of the Registrant's shareholders in Dallas, Texas on October 15, 1998. At that meeting, Messrs. Morris, Blahitka, Luna were purportedly removed from the Registrant's Board of Directors and Scott Bush, Larry Sterritt and Greg Wiggins were purportedly appointed as successors.

         In November 1998, Jerry B. Morris, Martin G. Blahitka and Robert D. Luna commenced a lawsuit Jerry B. Morris, et al. v. Scott Bush, et al. (Civ. Action No. 3:98-CV-2452-G) in the U.S. District Court for the Northern District of Texas Dallas Division. In the lawsuit, the plaintiffs sought to enjoin Mr. Bush, Larry Sterritt and Mr. Wiggins from acting as directors of the Registrant in light of numerous violations of the federal securities and other laws and the proxy rules of the Securities and Exchange Commission in convening and holding the October 15, 1998 special meeting.

         On January 28, 1999, the Honorable A. Joe Fish, U.S. District Judge entered an Order of Preliminary Injunction and a related Memorandum Opinion (collectively, the "Preliminary Injunction") in this lawsuit. In the Memorandum Opinion, the Court determined that the plaintiffs had "shown a substantial likelihood of success on their claims" that the alleged special meeting and the related notice violated federal law. Based on these findings, the Court entered the Preliminary Injunction.

         Among other things, the Preliminary Injunction restrained and enjoined the defendants in that lawsuit, Scott Bush, R. Dale Sterritt, Jr., Larry Sterritt and Greg Wiggins, their agents, officers, successors, servants, employees, representatives, attorneys and all persons acting on their behalf or in active concert or participation with them from:

                  a. "taking or purporting to take any action as directors of [the Registrant] and from causing [the Registrant] to take or to purport to take any action, including but not limited to, the sale, lease, exchange or other disposition of any of [the Registrant's] assets or the mortgage, pledge or creation of a security interest in any of [the Registrant's] assets;" and

                  b. holding any meeting of the Registrant's shareholders at which they are asked or permitted to vote on the election of directors or any other matter without the prior filing with the Securities and Exchange Commission and subsequent distribution to shareholders of a proxy statement or information statement and annual report disclosing all material facts relating to certain enumerated matters.

         The Preliminary Injunction also enjoined any efforts to void the election of certain of the plaintiffs, Jerry B. Morris, Martin G. Blahitka and Robert D. Luna, as directors of the Registrant "unless and until a proper and lawful  shareholders'  vote  occurs...."  Further,  the  Preliminary  Injunction suspended the shareholder voting rights of the defendants and those persons listed above who might be acting with them unless and until "appropriate disclosures" have been made in the Registrant's annual reports and in Schedule 13D filings of the relationships and agreements of these persons with respect to the acquisition, voting and dispositions of the Registrant's stock and the plans or proposals of those persons with respect to the liquidation, sale, or merger of the Registrant or any other material changes in the Registrant's business or corporate structure.

         As a result of the Preliminary Injunction, the directors in office prior to the attempted shareholders meeting on October 15, 1998 were re-established as the current directors of the Registrant. These directors were Martin G. Blahitka, Robert D. Luna, J. B. Morris, and R. Dale Sterritt, Jr.

         As described above, the Preliminary Injunction barred R. Dale Sterritt, Jr. from acting as a director of the Registrant. A trial in the case is scheduled to begin later in this year.

         As a result of the confirmation of Plan of Reorganization, R. Dale Sterritt, Jr. is no longer a director of the Company. Its current directors are:

                  Martin G. Blahitka

                  Robert D. Luna

                  J. B. Morris

         Mr. Morris is also the Company's President, and Mr. Luna serves as the Vice President and Secretary.

         Litigation Initiated by Stewart Rahr and the Registrant. On October 8, 1998, Stewart Rahr, who was then a holder of the Registrant's common stock, filed a lawsuit in the U.S. District Court for the Eastern District of New York. This lawsuit was subsequently removed to the Northern District of Texas, Dallas, Division, where it is currently styled Stewart Rahr v. R. Dale Sterritt, et al. (Civil Action No. 3:99-V-0628-G) (the "Sterritt Litigation"). The Third Amended Complaint alleges securities fraud, common law fraud, conspiracy and related claims against the defendants in connection with Mr. Rahr's purchase of the Registrant's common stock and certain loans. The Registrant has intervened in the Sterritt Litigation and is asserting fraud, breach of fiduciary duty, conspiracy and related claims against the defendants in connection with the siphoning of assets from the Registrant and the diversion of corporate opportunities.

         A jury trial in this case began on June 12, 2000 and ended June 26, 2000 with a verdict favorable to the plaintiffs. The judgment that will be entered by the Court will be discussed in a subsequent report after the facts become known.

         On October 8, 1999, Mr. Rahr also filed a lawsuit in the same Texas federal district court styled, Stewart Rahr v. Grant Thornton, LLP, Holland & Knight LLP, and Gary L. Rowan (Civil Action No. 3-99-CV-2305-G) alleging securities fraud, common law fraud and related claims against the public accounting firm that previously audited the Registrant's financial statements, and a law firm that previously represented the Registrant, and an attorney who previously represented the Registrant. The Company also filed a lawsuit against these same professionals styled, Continental Investment Corporation v. Holland & Knight, Grant Thornton and Gary Rowan (the "CIC Suit"). Mr. Rahr's federal claims were dismissed on the ground that they were brought more than one year after Mr. Rahr was on notice of his claims. Mr. Rahr has refiled certain of his state claims in the Texas District Court of Dallas County styled, Stewart Rahr
v. Grant Thornton, LLP (No. 00-01954) (the "Rahr Suit"). Motions to dismiss or to transfer are pending in the CIC Suit and in the Rahr Suit. Discovery has yet to begin in either of these cases.

         On December 3, 1999, the Registrant and Mr. Rahr, acting through counsel, entered into a letter agreement (the "Litigation Agreement"), pursuant to which the Registrant agreed to cooperate with Mr. Rahr in prosecuting the claims and courses of action of the Registrant and Mr. Rahr in the Sterritt Litigation, the CIC Suit and the Rahr Suit. Also, the Registrant agreed to retain counsel selected by Mr. Rahr to act as counsel to the Registrant. Mr. Rahr agreed to bear all legal fees, costs of court and related expenses with respect to the litigation, provided that the parties would bear equally any post-judgment collection expenses as more fully provided in the Litigation Agreement. In consideration of these covenants, the Litigation Agreement provides that any recovery in the litigation shall be paid 25% to the Registrant and 75% to Mr. Rahr.

         These percentages were changed to 85% to Mr. Rahr and 15% to the Registrant under the terms of an Agreement Regarding Treatment of Claims (herein so called), dated December 6, 1999, between Mr. Rahr and the Registrant. In this agreement, Mr. Rahr agreed to relinquish all creditor and stockholder claims held by him in exchange for this increase in his share of any proceeds from the litigation.

         Subject to the Registrant's right to prior approval of any settlement agreement or out-of-court resolution, the Litigation Agreement provides that Mr. Rahr shall have the right to make decisions regarding the conduct of the Sterritt Litigation, the CIC Suit and the Rahr Suit.

         Copies  of  the  Litigation   Agreement  and  the  Agreement  Regarding
Treatment of Claims are attached as exhibits to this report. See Item 7.

         Note: References to Exhibits contained in this Amendment No. 1 are to the Exhibits included as Item 7 to the Form 8-K as originally filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                            CONTINENTAL INVESTMENT CORPORATION


Date: August 3, 2000                        BY:    /s/ J. B. Morris
                                                 -------------------------------
                                                       J. B. Morris, President